INCOME TAXES	12 Months Ended
Feb. 28, 2023
INCOME TAXES
Income Taxes

NOTE 6 -  INCOME TAXES

The reconciliation of income tax benefit at the U.S. statutory rate of 21% for the periods ended February 28, 2023 and 2022 the company’s effective tax rate is as follows:

	2023	2022
Tax benefit at U.S. statutory rate	$(7,222)	$(3,511)
Change in valuation allowance	7,222	3,511

The tax effects of temporary differences that give rise to significant portions of the net deferred tax assets at February 28, 2023 and 2022 is as follows:

	2023	2022
Deferred tax assets:
Net operating loss	7,222	3,511
Valuation allowance	(7,222)	(3,511)

The Company has approximately $34,392 of net operating losses (“NOL”) carried forward to offset taxable income, if any, in future years which expire in fiscal 2043. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOLs for every period because it is more likely than not that all of the deferred tax asset will not be realized.